                                                                    EXHIBIT 24.2



                               POWER OF ATTORNEY


          I hereby appoint SHARIF M. BAYYARI, JAMES H. WILLIAMS, CHERYL SOROKIN, SUSAN LAU, BENJAMIN M. VANDEGRIFT and PATRICIA YOUNG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 all registration statements (including Registration No. 333-13985 and any Rule 462(b) registration statement) and all amendments (including post-effective amendments) and supplements thereto covering the public offering of Class A Common Stock of BA Merchant Services, Inc., and all other instruments and documents filed as a part thereof or in connection therewith.

          This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1997.

Dated:  November 25, 1996.



                                       /s/ WILLIAM FISHER
                                       ----------------------------------

                               POWER OF ATTORNEY


          I hereby appoint SHARIF M. BAYYARI, JAMES H. WILLIAMS, CHERYL SOROKIN, SUSAN LAU, BENJAMIN M. VANDEGRIFT and PATRICIA YOUNG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 all registration statements (including Registration No. 333-13985 and any Rule 462(b) registration statement) and all amendments (including post-effective amendments) and supplements thereto covering the public offering of Class A Common Stock of BA Merchant Services, Inc., and all other instruments and documents filed as a part thereof or in connection therewith.

          This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1997.

Dated:  November 25, 1996.



                                       /s/ DONALD R. DIXON
                                       ----------------------------------

                               POWER OF ATTORNEY


          I hereby appoint SHARIF M. BAYYARI, JAMES H. WILLIAMS, CHERYL SOROKIN, SUSAN LAU, BENJAMIN M. VANDEGRIFT and PATRICIA YOUNG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 all registration statements (including Registration No. 333-13985 and any Rule 462(b) registration statement) and all amendments (including post-effective amendments) and supplements thereto covering the public offering of Class A Common Stock of BA Merchant Services, Inc., and all other instruments and documents filed as a part thereof or in connection therewith.

          This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1997.

Dated:  November 25, 1996.



                                       /s/ JAMES G. JONES
                                       ---------------------------------

                               POWER OF ATTORNEY


       I hereby appoint SHARIF M. BAYYARI, JAMES H. WILLIAMS, CHERYL SOROKIN, SUSAN LAU, BENJAMIN M. VANDEGRIFT and PATRICIA YOUNG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a director of BA Merchant Services, Inc. and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 all registration statements (including Registration No. 333-13985 and any Rule 462(b) registration statement) and all amendments (including post-effective amendments) and supplements thereto covering the public offering of Class A Common Stock of BA Merchant Services, Inc., and all other instruments and documents filed as a part thereof or in connection therewith.

       This power of attorney, unless earlier revoked or terminated, will terminate on June 30, 1997.

Dated:  November 25, 1996.



                                       /s/ BARBARA J. DESOER
                                       ---------------------------------